Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

Medley!

Prospectus Dated May 1, 2013

and Statement of Additional Information ("SAI")

Supplement Dated May 1, 2019

1.       Subaccount underlying portfolios available as variable investment options for your Policy are:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
The Alger Portfolios	Fred Alger Management, Inc.
Alger Balanced Portfolio, Class I-2	Current income and long-term capital appreciation.
American Century Investments	American Century Investment Management, Inc.
American Century VP Income & Growth Fund, Class I	Capital growth; income is secondary.
American Century VP Mid Cap Value Fund, Class I	Long-term capital growth; income is secondary.
American Funds Insurance Series®	Capital Research and Management Company (SM)
American Funds IS Managed Risk Asset Allocation Fund, Class P2 – Milliman Financial Risk Management LLC	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Calvert Variable Products, Inc. *	Calvert Research and Management
Calvert VP EAFE International Index Portfolio, Class I	Index: MSCI EAFE Index.
Calvert VP Investment Grade Bond Index Portfolio, Class I – Ameritas Investment Partners, Inc. ("AIP")**	Index: Bloomberg Barclays U.S. Aggregate Bond Index.
Calvert VP Nasdaq 100 Index Portfolio, Class I – AIP**	Index: NASDAQ 100 Index.
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I – AIP**	Index: Russell 2000 Index.
Calvert VP S&P 500 Index Portfolio*** – AIP**	Index: S&P 500 Index.
Calvert VP S&P MidCap 400 Index Portfolio***, Class I – AIP**	Index: S&P MidCap 400 Index.
Calvert VP Volatility Managed Growth Portfolio, Class F – AIP** and Milliman Financial Risk Management, LLC ("Milliman")	Growth and income.
Calvert VP Volatility Managed Moderate Growth Portfolio, Class F – AIP** and Milliman	Income and growth.
Calvert VP Volatility Managed Moderate Portfolio, Class F – AIP** and Milliman	Current income.
Calvert Variable Series, Inc. *	Calvert Research and Management
Calvert VP SRI Balanced Portfolio, Class I	Total return.
Dreyfus Investment Portfolios (renamed BNY Mellon Investment Portfolios effective on or about June 3, 2019)	The Dreyfus Corporation (renamed BNY Mellon Investment Adviser, Inc. effective on or about June 3, 2019)
Dreyfus MidCap Stock Portfolio, Service Shares (renamed BNY Mellon MidCap Stock Portfolio, Service Shares effective on or about June 3, 2019)	Index: S&P MidCap 400 Index.***
DWS Variable Series II	DWS Investment Management Americas, Inc.
DWS International Growth VIP, Class A	Long-term capital growth.
DWS Small Mid Cap Value VIP, Class A	Long-term capital appreciation.

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FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Fidelity® Variable Insurance Products ****	Fidelity Management & Research Company
Fidelity® VIP Asset Manager Portfolio, Service Class 2 (1,2,4)	Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
Fidelity® VIP Asset Manager: Growth Portfolio, Service Class 2 (1,2,4)	Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
Fidelity® VIP Contrafund® Portfolio, Service Class 2 (2,4)	Seeks long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio, Service Class 2 (2,4)	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.***
Fidelity® VIP Government Money Market Portfolio, Initial Class (1,4)	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio, Service Class 2 (2,4)	Seeks to achieve capital appreciation.
Fidelity® VIP High Income Portfolio, Service Class 2 (2,4)	Seeks a high level of current income, while also considering growth of capital.
Fidelity® VIP Investment Grade Bond Portfolio, Service Class 2 (1,4)	Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Mid Cap Portfolio, Service Class 2 (2,4)	Seeks long-term growth of capital.
Fidelity® VIP Overseas Portfolio, Service Class 2 (2,3,4)	Seeks long-term growth of capital.
Subadvisers: (1) Fidelity Investments Money Management, Inc.; (2) FMR Co., Inc.; (3) FMR Investment Management (UK) Limited; and (4) other investment advisers serve as sub-advisers for the fund.
Franklin Templeton Variable Insurance Products Trust	Franklin Advisers, Inc.
Franklin Income VIP Fund, Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.
Templeton Global Bond VIP Fund, Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as secondary.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Invesco V.I. Global Core Equity Fund, Series I – Invesco Asset Management Limited	Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
Invesco V.I. Global Real Estate Fund, Series I – Invesco Asset Management Limited	Total return through growth of capital and current income.
Invesco V.I. International Growth Fund, Series I	Long-term growth of capital.
Invesco V.I. Mid Cap Growth Fund, Series I	Seek capital growth.
Ivy Variable Insurance Portfolios	Ivy Investment Management Company
Ivy VIP Balanced, Class II	To seek to provide total return through a combination of capital appreciation and current income.
MFS® Variable Insurance Trust	Massachusetts Financial Services Company
MFS® New Discovery Series, Initial Class	Seeks capital appreciation.
MFS® Total Return Series, Initial Class	Seeks total return.
MFS® Utilities Series, Initial Class	Seeks total return.
MFS® Variable Insurance Trust II	Massachusetts Financial Services Company
MFS® Research International Portfolio, Initial Class	Seeks capital appreciation.
MFS® Strategic Income Portfolio, Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation.
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.
Morgan Stanley VIF Core Plus Fixed Income Portfolio, Class II	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.
Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I – Morgan Stanley Investment Management Company	Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

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FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Morgan Stanley VIF Global Strategist Portfolio, Class I – Morgan Stanley Investment Management Limited	Total return.
Morgan Stanley VIF U.S. Real Estate Portfolio, Class I	Above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.
ALPS Variable Investment Trust	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio, Class II – Morningstar Investment Management LLC ("Morningstar")	Capital appreciation and some current income.
Morningstar Growth ETF Asset Allocation Portfolio, Class II – Morningstar	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio, Class II – Morningstar	Current income and capital appreciation.
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I	Seeks growth of capital.
PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC
PIMCO Low Duration Portfolio, Administrative Class	Seeks maximum total return.
PIMCO Real Return Portfolio, Advisor Class	Seeks maximum real return.
PIMCO Total Return Portfolio, Administrative Class	Seeks maximum total return.
T. Rowe Price Equity Series, Inc.	T. Rowe Price Associates, Inc.
T. Rowe Price Blue Chip Growth Portfolio-II	Seeks to provide long-term capital growth. Income is a secondary objective.
Third Avenue Variable Series Trust	Third Avenue Management LLC
Third Avenue Value Portfolio	Long-term capital appreciation.

*	Prior to December 31, 2016, these funds, the funds' previous investment adviser, and the funds' previous underwriter were part of Ameritas Mutual Holding Company ("Ameritas"), the ultimate parent of Ameritas Life. The funds are no longer affiliated with Ameritas, and the current investment adviser and current underwriter are not affiliated with Ameritas.
**	Ameritas Investment Partners, Inc. is an indirect subsidiary of Ameritas.
***	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
****	FIDELITY and Contrafund are registered service marks of FMR LLC. Used with permission.

2.       The following language is added to your prospectus:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Ameritas Life Insurance Corp. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by:

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1.	Calling our Customer Service Center at 800-745-1112, option 2, or

2.	Visiting ameritas.com and following these instructions:
•	Click on Account Access in the top right corner.
•	Select Life/Annuities/Disability and click Client Login.
•	If you are already registered for Account Access:
o	Click on your variable policy number;
o	Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.
•	If you are not already registered:
o	Select Register Now and follow the simple registration prompts. You’ll need your policy number, Social Security Number or tax identification number, and date of birth.
o	Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our Customer Service Center at 800-745-1112, option 2. Your election to receive reports in paper will apply to all portfolio companies available under your policy.

3.       The American Funds IS Managed Risk Asset Allocation Portfolio (VM Managed Risk Model) is added as an allowable Non-Program GLWB Model. Accordingly, the Possible Allocations Chart and Asset Allocation Program sections in the Investment Options section are deleted and replaced with the following:

POSSIBLE ALLOCATIONS CHART

The following is a summary of the possible allocations of Policy value an Owner may make:

If your Policy was issued WITHOUT a GLWB rider, or was issued WITH a GLWB rider that is currently INACTIVE, you may allocate your Policy value to one of the following options:
You may allocate to any combination of available Subaccounts (variable investment options listed on page 1) and the Fixed Account.[1]	You may allocate to any one of the five available Asset Allocation Program models:[2] ▪ Aggressive ▪ Capital Growth ▪ Balanced ▪ Moderate ▪ Conservative

If your Policy was issued WITH a GLWB rider that is currently ACTIVE, you may allocate your Policy value to one of the following options:
You may allocate to any one of the three allowable Program GLWB Models:[3,4] ▪ GLWB Balanced ▪ GLWB Moderate ▪ GLWB Conservative

You may elect one of the four allowable Non-Program GLWB Models:[5,6]

▪  VM Managed Risk

▪  VM Growth

▪  VM Moderate Growth

▪  VM Moderate

Once you elect to transfer to a Non-Program GLWB Model, your allowable GLWB Models will be limited to Non-Program GLWB Models.

You may NOT allocate any Policy value to the Subaccounts, the Fixed Account, or the Asset Allocation Program models.
[1]	Combinations of available Subaccounts and the Fixed Account are subject to limitations. See the Investment Options section.
[2]	Requires that you meet conditions for participation in the Program. Asset Allocation Program models use fund-specific model recommendations developed by an unaffiliated third party investment adviser. The Program models are now static.
[3]	Requires that you meet conditions for participation in the Program. Program GLWB Models use fund-specific model recommendations developed by an unaffiliated third party investment adviser. Program GLWB Models are now static.
[4]	If you use a Program GLWB Model, you may elect to transfer to another Program GLWB Model or you may elect to transfer to a Non-Program GLWB Model. However, if you elect to transfer to a Non-Program GLWB Model, you will be considered as having withdrawn from the Program. You will not be allowed to return to Program GLWB Models. Thereafter, your allowable GLWB Models will be limited to Non-Program GLWB Models.
[5]	The Non-Program GLWB Models (also referred to as "VM Models") each consists of a single investment option. Three of the VM Models (VM Growth, VM Moderate Growth, and VM Moderate) receive investment sub-advisory services from Ameritas Investment Partners, Inc., an affiliate. See the Non-Program GLWB Models section, below.
[6]	If you elect to transfer to a Non-Program GLWB Model, you will be considered as having withdrawn from the Program. You will not be allowed to return to Program GLWB Models.

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Asset Allocation Program

We may offer an asset allocation program using models. However, you have the ability to construct your own asset allocation plan from among the Investment Options available in your Policy. Asset allocation programs using models are intended to match model risk tolerance and investment objectives with the Investment Options available in your Policy.

To assist you in your selection of an asset allocation model, we offer an Asset Allocation Program (the "Program"). The Program consists of models that were developed by an unaffiliated third party investment adviser. The unaffiliated third party investment adviser provided research and business support services relating to the models and selected the specific funds to populate each model from those available in the Policy. Ameritas Life paid for these consultant services at no additional cost to the Policy Owners.

Prior to August 1, 2016, Ameritas Investment Corp. ("AIC"), an affiliate of ours, served as discretionary investment adviser for Program participants solely in connection with the development and periodic updates to the model portfolios. In this regard, AIC entered into an investment advisory agreement with each Policy Owner participating in the Program. In its role as investment adviser, AIC relied upon the recommendations of third parties to provide research and business support services and select the specific funds to populate the models. AIC's role as investment adviser for development of and periodic updates to the models terminated on August 1, 2016, and the models in the Program no longer undergo periodic updates.

Important Information Concerning the Asset Allocation Program after August 1, 2016

On and after August 1, 2016, the models in the Program no longer undergo periodic updates (the models became "static"). Any investment advisory agreement you previously entered into with AIC terminated, and AIC no longer makes updates to the models. Policy Owners received notice of the termination of their investment advisory agreement and additional notice that the models were becoming static. The models remain invested in accordance with the most recent model allocations made prior to August 1, 2016. You may continue rebalancing your allocation among the funds in your particular static model on a quarterly basis. You were not required to take any action to continue participating in a static model. You may allocate to a different static model or discontinue participating in static models.

To participate in the Program:

▪	You are responsible for determining which model is best for you. Your financial adviser can help you make this determination and may provide you with an investor questionnaire to help you define your investing style. There is no guarantee that the model you select is appropriate to your ability to withstand investment risk. We are not responsible for your selection of a specific Investment Option or model, or your decision to change to a different Investment Option.
▪	You must allocate all of your Policy Value to one asset allocation model. We must receive notice of your asset allocation model election by Written Notice before we can begin a Program for you. Only you can select which model is best for you. The Asset Allocation questionnaire can be an aid, but is just a tool; you will make your own selection. You may wish to consult with your own financial professional to determine whether participation in the Program is best for you, and if so, which model is most suitable.
▪	If you are currently participating in a Program model and you make changes to your allocations outside the model, you will be considered as having withdrawn from the Program. You will be required to communicate with the Service Center if you wish to make a transfer or trade. The Service Center will communicate that your election to execute a trade will result in the discontinuance of the Program for your Policy prior to you being able to execute any telephone transaction.
▪	You may participate in quarterly rebalancing where each quarter we will automatically rebalance the Subaccount values to be consistent with the allocation percentages for the Program model that you selected. Such rebalancing will be disclosed in quarterly statements to you. Performance of each model is updated monthly on our website and is available upon request.

The Program consists of five models, ranging from aggressive to conservative. On and after August 1, 2016, the static models will retain these descriptions. Because the models are no longer updated (are static), they may have shifted from their original investment objectives, and may continue to further shift over time.

  Aggressive Model – The Aggressive Model is for long-term investors who want high growth potential and do not need current income. The model may entail substantial year-to-year volatility in exchange for potentially higher long-term returns. Losses are still possible.
  Capital Growth Model – The Capital Growth Model is for long-term investors who want good growth potential and do not need current income. The model entails a fair amount of volatility, but not as much as the Aggressive Model. Losses are still possible.

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  Balanced Model – The Balanced Model is for long-term investors who do not need current income and want some growth potential. The model is likely to entail some fluctuations, but presents less volatility than the overall equity market. Losses are still possible.
  Moderate Model – The Moderate Model is for investors who seek current income and stability, with modest potential for increase in the value of their investments. Losses are still possible.
  Conservative Model – The Conservative Model is for investors who seek current income and stability, and are less concerned about growth. Losses are still possible.

The Adding, Deleting, or Substituting Variable Investment Options Section above describes how changes to the Subaccounts' underlying portfolios will be addressed in the static models.

Potential Conflicts of Interest Relating to Program Models

We, and our affiliates, managed the competing interests that had the potential to influence the decision making with regard to the models by engaging a third party investment adviser to design the models and select the Investment Options for such models. Such competing interests included the following: AIC is compensated by us as principal underwriter for the Policies and as a distributor for a majority of our Policies. Calvert Variable Products, Inc. and Calvert Variable Series, Inc. (the "Calvert Funds"), have portfolios offered through the Policy. Certain Calvert Funds are sub-advised by Ameritas Investment Partners, Inc. ("AIP") an affiliate of ours. AIP is compensated for sub-advisory services it provides to Calvert Funds. Calvert Fund portfolios may or may not be included in the models. We may receive administrative services fees from other portfolios that are available as Investment Options or distribution fees. As a result of these competing interests the affiliated parties faced in this Program, there was an increased potential risk of a conflict of interest in these arrangements.

There is no additional charge for selecting the Program. Although asset allocation programs are intended to mitigate investment risk, there is a risk that investing pursuant to a model will still result in losses. The models will remain unchanged; thus, the percentages of your Policy value allocated to each portfolio within the selected model will not be changed by us, and subsequent purchase payments will be invested in the same model unless we receive new instructions. Over time, the static model you select may no longer align with its original investment objective due to the effects of underlying portfolio performance and changes in underlying portfolio investment objectives. Therefore, your investment may no longer be consistent with your objectives. Portfolio rebalancing may help address this risk, but this is not guaranteed. You should consult with your financial professional about how to keep your allocations in line with your current investment goals.

We may discontinue the Asset Allocation Program at any time. We reserve the right to modify the terms of the Program. We may configure new static models from time to time. We will provide advance notice of any such changes to the Program and inform you of your options.

4.       The American Funds IS Managed Risk Asset Allocation Portfolio (VM Managed Risk Model) is added as an allowable Non-Program GLWB Model. Accordingly, the Non-Program GLWB Models section of your prospectus, up to but not including the "❖Value+ Option" subsection, is deleted and replaced with the following:

NON-PROGRAM GLWB MODELS

Beginning May 1, 2013, GLWB Models are offered outside of the Program described above and are permitted GLWB Models. These Non-Program GLWB Models are comprised of volatility managed funds, and for that reason, also may be referred to as "VM Models."

Each of the four Non-Program GLWB Models, or VM Models is comprised of a single investment option that is managed by the fund's investment adviser. Three of the VM Models (VM Growth Model, VM Moderate Growth Model, and VM Moderate Model) are managed by Calvert Research and Management ("CRM") and sub-advised by our affiliate, Ameritas Investment Partners, Inc. ("AIP"), subject to the oversight of CRM and the fund's Board of Directors. (See Potential Conflicts of Interest, below.) The strategies used by the VM Models limit the volatility risks associated with offering living benefit riders. In providing the VM Models, we are not providing investment advice or managing the allocations under your Policy. There is no investment advisory agreement between you and Ameritas Investment Corp., nor are any of our affiliates an adviser to you as the Policy Owner.

Non-Program GLWB Models available for use with the GLWB rider are:

▪	VM Managed Risk Model – For investors seeking to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. This investment may be appropriate for investors who are risk-averse and seek to protect capital. Losses are still possible.

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▪	VM Growth Model – The VM Growth Model is for long-term investors who seek growth potential with less emphasis on current income. The Model is likely to experience fluctuation in value, while seeking to manage overall volatility. Losses are still possible.
▪	VM Moderate Growth Model – The VM Moderate Growth Model is for long-term investors who seek a balance of current income and growth potential. The Model is likely to experience some fluctuations, while seeking to manage overall volatility. Losses are still possible.
▪	VM Moderate Model – The VM Moderate Model is for investors who seek current income and stability, with modest potential for increase in the value of their investment. Losses are still possible.

To elect a Non-Program GLWB Model:

▪	You must allocate all of your Policy value to one Non-Program GLWB Model.
▪	You are responsible for determining which model is best for you. Your financial adviser can help you make this determination and may provide you with an investor questionnaire to help you define your investing style. There is no guarantee that the model you select is appropriate to your ability to withstand investment risk. We are not responsible for your selection of a specific investment option or model, or your decision to change to a different investment option.
▪	Performance of each VM Model is updated monthly on our website and is available upon request.
▪	You may not make changes to your allocations outside the Non-Program GLWB Models. Changes to allocations outside the Non-Program GLWB Models will be considered as having withdrawn from the model and risk termination of your GLWB rider. For this reason, you will not be able to execute trades online when you are using a Non-Program GLWB Model. You will be required to communicate with the Service Center if you wish to make a transfer or trade away from a Non-Program Model. The Service Center will communicate that your election to execute a trade away from a Non-Program Model will result in the discontinuance of the Non-Program GLWB Model for your Policy, prior to you being able to execute any telephone transaction.
▪	Additional safeguards apply if your Policy has the GLWB rider (See the GLWB Rider section, Asset Allocation).
▪	If participation in the Non-Program GLWB Models terminates, including by death of the Owner, Policy value will reflect allocations to the model last selected before termination. Any additional premiums received after the death of the Owner will be returned.

These Non-Program GLWB Models also are allowable allocation models on Policies with an active GLWB rider. Owners of Policies with an active GLWB rider who are invested in Program GLWB Models may make a 100% allocation to one of the Non-Program GLWB Models. If you choose a Non-Program GLWB Model, you will be considered as having withdrawn from the Program. You will not be allowed to return to Program GLWB Models.

The strategies used by the Non-Program GLWB Models seek to limit the volatility risks associated with the value of your Policy. While these strategies are intended to reduce the risk of market losses from investing in equity securities, they may result in periods of underperformance, especially, but not limited to, during times when the market is appreciating. As a result, your Policy value may rise less than it would have without these strategies. During periods of high market volatility, the strategies are intended to dampen the impact on your Policy value during sharp market losses, but nevertheless, you may still incur losses.

Potential Conflicts of Interest Relating to Non-Program GLWB Models

In providing investment sub-advisory services for the VM Growth Model, VM Moderate Growth Model, and VM Moderate Model, AIP is subject to competing interests that may influence its decisions. These competing interests typically arise because AIP serves as the sub-adviser to the underlying funds and we may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment sub-advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest see the underlying VM fund prospectuses.

Although GLWB Models are intended to mitigate investment risk, there is a risk that investing pursuant to a model will still lose value. For information about risks related to, and more detail about the investment options that comprise the VM Models, including more information about conflicts of interest, see the prospectuses for the underlying investment options. We may modify the available investment options, including selection of Non-Program GLWB Models, at any time. We also may discontinue use of a GLWB Model at any time. (See GLWB Rider section, Asset Allocation, for additional information on discontinuation of an allowable allocation model).

The GLWB rider will terminate if you withdraw from a designated model or allocate any portion of your subsequent premium payments to an investment option that is not consistent with the allowable models.

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5.       The American Funds IS Managed Risk Asset Allocation Portfolio (VM Managed Risk Model) is added as an allowable Non-Program GLWB Model. Accordingly, the Asset Allocation subsection of the GLWB Rider section under Policy Distributions is deleted and replaced with the following:

Asset Allocation

Beginning on the Rider Activation Date, the GLWB rider limits individual transfers and future premium allocations otherwise permitted by the Policy. By activating the rider, you agree that your Policy value will be invested in one of certain allowable allocation models while the rider is active.

The Program GLWB Models currently available for use with the GLWB rider are: GLWB Balanced, GLWB Moderate, and GLWB Conservative. The conditions of the Asset Allocation Program will apply, and you agree to a rebalancing schedule for the Program GLWB Models. You are permitted to transfer your total Policy value from one Program GLWB Model to another Program GLWB Model. However, changes to your allocations outside the allowable models will terminate the rider. Only you can select the allowable allocation model best for you.

Allowable allocation models include certain Non-Program GLWB Models. The Non-Program GLWB Models available for use with the GLWB rider are: VM Managed Risk Model, VM Growth Model, VM Moderate Growth Model, and VM Moderate Model. Each of the four Non-Program GLWB Models is comprised of a single investment option that is managed by the fund's investment adviser. Once you elect (or transfer to) a Non-Program GLWB Model, your allowable GLWB Models will be limited to Non-Program GLWB Models.

Premium payments made to the Policy value during the Accumulation Phase and Withdrawal Phase will be credited proportionally to the Subaccount(s) in the allowable allocation model you have selected. All withdrawals will be deducted proportionally from the Subaccount(s) in the allowable allocation model.

We have the right to discontinue access to an allowable allocation model. If an allowable allocation model will be discontinued, we will notify you within 30 days prior to the change. If after 30 days you have not selected another allowable allocation model, we will transfer all funds from the discontinued allocation model to a default model as specified in the notice. You may later request to transfer your total Policy value from the default model to any of the remaining allowable allocation models. If the default model specified is a Non-Program GLWB Model, your allowable allocation models will be limited to Non-Program GLWB Models.

We will notify you in the event any transaction you request will involuntarily cause your GLWB rider to terminate for failure to invest according to an allowable allocation model. We will require you to sign a form to terminate your GLWB rider and request the investment option change. Until the service form is received in good order in our office, we will not complete your requested change.

6       The Calculation of Performance section of your SAI is revised to replace the references to specific fee deductions reflected in the Standardized Performance Reporting and Yields subsections with a statement that all recurring fees that are charged to Policy owners are reflected in such returns or yields.

7.       Please see the fund prospectuses for more information about subaccount underlying portfolios, including portfolio operating expenses for the year ended December 31, 2018.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

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